UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-01435

AMCAP Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: February 28 or 29

Date of reporting period: February 28, 2015

Michael W. Stockton

AMCAP Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Eric A. S. Richards

O’Melveny & Myers LLP

400 South Hope Street, 10th Floor

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

We invest in growth
companies.

Special feature page 6

AMCAP Fund® Annual report for the year ended February 28, 2015

AMCAP Fund seeks long-term growth of capital by investing primarily in U.S. companies that have solid long-term growth records and the potential for good future growth.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2015 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	5.06%	13.13%	8.13%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.68% for Class A shares as of the prospectus dated May 1, 2015 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Special feature
6	One size doesn’t fit all when investing in growth companies.

Contents
1	Letter to investors
4	The value of a long-term perspective
12	Summary investment portfolio
16	Financial statements
34	Board of trustees and other officers

Fellow investors:

The U.S. stock market posted gains during the fiscal year ended February 28, 2015, with Standard & Poor’s 500 Composite Index reaching new all-time highs above the 2,000 mark. Investors were encouraged by gradually improving economic readings, generally positive quarterly earnings reports and increased mergers-and-acquisitions activity.

The Federal Reserve ended its asset-purchase program and while most expect interest rates to gradually rise at some point in the near future, no action has been taken yet.

During the 12-month period, AMCAP Fund provided investors with a 11.33% total return, which compares to a 15.48% total return for the unmanaged S&P 500 — a market capitalization-weighted index based on the results of 500 widely held common stocks — and a total return of 11.47% for the Lipper Growth Funds Index, a peer group measure, as shown in the table below.

Over the long term, AMCAP’s returns have exceeded those of the S&P 500 and the Lipper Growth Funds Index. For the past 10 years, AMCAP had an average annual total return of 8.78%, compared with 7.98% for the S&P 500 and 7.56% for the Lipper index. Over its nearly 48-year lifetime, the fund had an average annual total return of 11.70%, compared with 10.03% for the S&P 500 and 9.06% for the Lipper index.

Investment results analysis

Health care, the fund’s largest sector, continued to make strong contributions to results, with many investments in the sector rising during the fiscal year amid positive product developments and industry consolidation. These included biotechnology companies Gilead Sciences and Amgen (the fund’s two largest holdings), as well as health care provider UnitedHealth Group (the sixth-largest holding), medical equipment maker Edwards Lifesciences, and

Results at a glance

For periods ended February 28, 2015, with all distributions reinvested

	Total return	Average annual total returns
				Lifetime
	1 year	5 years	10 years	(since 5/1/67)

AMCAP Fund (Class A shares)	11.33%	16.12%	8.78%	11.70%
Standard & Poor’s 500 Composite Index*	15.48	16.17	7.98	10.03
Lipper Growth Funds Index	11.47	15.57	7.56	9.06

*	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

AMCAP Fund	1

pharmaceutical company Allergan, which was acquired by Actavis. Some health care companies lagged the market, however, including Alexion Pharmaceuticals (the seventh-largest holding) and services provider athenahealth.

Some holdings in the information technology sector, the fund’s second-largest, also helped results. Avago Technologies (the fund’s 10th-largest holding) jumped 106.8% after the semiconductor company completed its merger with LSI Corporation and continued to benefit from the global roll-out of 4G wireless service. Shares of Apple gained 70.9% as the company released a number of new products, including the iPhone 6 and the Apple Watch. One of the fund’s larger technology holdings, Texas Instruments, saw its shares increase 30.8%.

Several of the fund’s consumer-related holdings advanced during the period. Among consumer staples, food products companies Mead Johnson Nutrition and Keurig Green Mountain rose 28.5% and 16.2%, respectively. In the consumer discretionary sector, shares of retailers Big Lots and Williams-Sonoma posted strong gains, increasing 61.5% and 38.1%, respectively. Restaurant operator Texas Roadhouse rose 42.3% while athletic clothing retailer lululemon athletica gained 36.0% as the company recovered from product setbacks and expanded its stores beyond North America.

Energy companies were the weakest during the period as oil prices fell sharply. Several oil-related holdings declined, including Southwestern Energy (–39.3%) and FMC Technologies (–20.5%). Chart Industries, which is in the industrials sector but provides equipment for oil-and-gas transport, was the fund’s biggest decliner, losing 58.2% during the period. Another industrial company, Precision Castparts (the eighth-largest holding), also weighed on returns as the supplier of aerospace parts saw its shares fall 16.1%.

Looking ahead

The U.S. economy continues to strengthen, but at an uneven pace. While unemployment has declined, real wages and consumer spending are still sluggish compared to prior expansions.

However, the overall picture is bright enough that the Fed is now likely to raise interest rates at some point during the year. Given these circumstances, we believe that volatility is likely to increase in the coming months. With this prospect in mind, the fund has a comfortable cash position of 12.6% (including other short-term securities) to take advantage of better valuation opportunities in the future should they arrive.

We also are mindful of other external factors that could impact the market — most notably the ongoing conflicts in the Middle East and Ukraine, low oil prices and political concerns in Greece and the rest of the euro zone. While almost all of the companies that the fund invests in are based in the U.S., where the market has remained relatively strong, many of them do business on a global basis, and so can be affected both positively and negatively by global events (see related chart on The New Geography of Investing).

As discussed in this year’s feature article, starting on page 6, AMCAP continues to invest in companies across the market-capitalization spectrum that have a solid track record of growth

2	AMCAP Fund

and characteristics that are likely to support above-average growth in the future. Our focus on the fundamental growth drivers and the inherent worth of companies — as distinct from stock valuations alone — is critical to helping us identify investments that we believe represent the best value over the long term.

We thank you for your continued support of these efforts.

Cordially,

Claudia P. Huntington

Vice Chairman of the Board

Timothy D. Armour

President

April 8, 2015

For current information about the fund, visit americanfunds.com.

The New Geography of Investing®

While most of the companies that AMCAP invests in are based in the U.S., many of them do business on a global basis. For example, less than 2% of the companies are based in developing countries, but 20% of their revenues come from emerging markets. This is why it’s important to have active management supported by a global research operation when investing in today’s markets.

Equity portion breakdown by domicile (%)

Region	Fund
United States	93%
Canada	1
Europe	4
Japan	—
Asia-Pacific ex. Japan	<1
Emerging markets	2
Total	100

Equity portion breakdown by revenue (%)

Region	Fund
United States	60%
Canada	2
Europe	14
Japan	3
Asia-Pacific ex. Japan	2
Emerging markets	20
Total	100

Source: Capital Group (as of February 28, 2015).

Figures may not sum to 100 due to rounding.

AMCAP Fund	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	For the period May 1, 1967, (when the fund began operations), through February 29, 1968.
[4]	Includes reinvested dividends of $110,227 and reinvested capital gain distributions of $910,406.
[5]	The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[6]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

$2,000,000
1,000,000
400,000
200,000
100,000
40,000
20,000
10,000
8,000

Average annual total returns based on a $1,000 investment
(for periods ended February 28, 2015)*

	1 year	5 years	10 years
Class A shares	4.93%	14.75%	8.14%

Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Year ended February 28 or 29	1968[3]	1969	1970	1971	1972	1973	1974	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985
TOTAL VALUE (dollars in thousands)																		
Dividends reinvested	–	$ .1	.2	.2	.2	.2	.2	.3	.3	.2	.3	.3	.4	.7	2.6	1.2	1.6	1.9
Value at fiscal year-end	$10.1	12.2	11.8	12.6	14.9	14.0	11.0	9.9	13.9	14.2	16.6	22.7	33.5	40.5	42.6	61.5	62.1	72.2
AMCAP total return	0.6%	21.4	(3.1)	6.8	17.9	(6.2)	(21.0)	(10.3)	40.2	2.1	17.2	36.9	47.5	20.9	5.2	44.1	1.1	16.2

4	AMCAP Fund

How a $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in AMCAP grew between May 1, 1967 — when the fund began operations —and February 28, 2015. As you can see, that $10,000 grew to $1,875,227 with all distributions reinvested. Over the same period, $10,000 would have grown to $967,459 in the unmanaged Standard & Poor’s 500 Composite Index. The chart also records the fund’s progress relative to the rate of inflation as measured by the Consumer Price Index.

The fund’s year-by-year results appear in the table under the chart. You can use this table to estimate how much the value of your own holdings has grown. Let’s say, for example, that you have been reinvesting all your dividends and capital gain distributions since February 29, 2000. Over the last 15 years, the value of the investment shown here more than doubled, from $703,358 to $1,875,227. Thus, in the same period, the value of your 2000 investment — regardless of size — has also more than doubled.

AMCAP Fund	5

One size doesn’t fit all when investing in growth companies.

Claudia Huntington	Jessica Spaly
Portfolio manager	Investment analyst

Growth companies come in all shapes and sizes. Some are large and diversified with a multi-decade record of growth, while others are smaller and more focused with a shorter history. Some are focused on one country, while others are more global in nature. And some operate in industries that innovate rapidly, while others are in areas that change more slowly. But one thing distinguishes growth companies from others: they have the potential to grow much faster than the average company.

For the investment professionals of AMCAP, the goal is to find those companies with strong fundamental drivers of growth, whether it be a hidden asset, strong management or some other competitive advantage that sets it apart. This requires thorough research of the company, its competitors, and the industry in which it operates. Sometimes growth companies are well-established but in areas that will allow for continued growth. Others are less established, smaller companies but with strong growth potential.

“We try to identify attractive growth companies regardless of their size,” says Claudia Huntington, a portfolio manager and vice chairman of AMCAP, noting that The Capital System encourages managers to develop their own style as growth investors, including their preference for the size and type of companies. “The more companies we can find with a long runway for growth, the more interested we are. We’ll look almost anywhere in the market-cap spectrum to find great investments for the fund.” (See related chart on page 8).

Track record of growth vs. runway for growth

As the fund’s objective states, AMCAP seeks long-term growth of capital by investing primarily in U.S. companies that have solid long-term growth records and the potential for good future growth.

“Both track record and growth runway matter a great deal, although for me the runway is probably the starting point for analysis,” says analyst Jessica Spaly, who covers retailers. “If the company has already captured its growth opportunity and the runway is not there, it is not going to be a growth company in the future, however good its track record might be. The retail landscape is littered with growth companies that have suddenly hit a wall. But even if there is a future runway, I need to have confidence that management will be able to execute. Having a strong track record of growth is often a big part of building that confidence.”

Claudia says she thinks about investing in growth companies as a continuum. “You have to understand a company’s past growth drivers to determine how it arrived at its current state; but you must also think about how those growth drivers might change in the future, which they no doubt will,” she says. “In the

6	AMCAP Fund

Growth companies vs. growth stocks

It is important to distinguish between growth companies and growth stocks. To the average investor, it may not matter much or seem like semantics — they may even use the two terms interchangeably. But to AMCAP’s investment professionals, the difference matters a great deal when investing for the fund.

“A stock is a piece of paper, a company is a business,” states Claudia Huntington, a portfolio manager and vice chairman of the fund. “When investing, sometimes a piece of paper may look appealing — the stock may appear cheap — but the company behind it may not have the most attractive fundamentals. With AMCAP, we are very much focused on the fundamentals to find those companies that are able to grow over the long term and then invest in them at a reasonable price. This is a very different approach from one that would primarily focus on just the valuation of the stock price.”

Analyst Jessica Spaly agrees, saying that one of the main differences between growth companies and growth stocks is the time horizon. “I think of a growth company as being a long-term descriptor of a business that survives longer than a particular macroeconomic or product cycle,” Jessica says. “Through these cycles, the company is growing its top line, whereas a growth stock may only last a short period of time, perhaps because it has cyclical or industry tailwinds for a few years.”

James Bray, another analyst for the fund, notes that a stock is simply a security that represents a claim on part of a company’s earnings. “Some stocks are cheap and some companies are growing, but these are by no means mutually exclusive traits,” explains James. “I view a growth company as one that can grow in size and value over time, to the benefit of its shareholders. This can come from participating in new and growing markets; however, there are a number of growth companies in more mature industries. These companies often have competitive advantages that drive market share gains and price increases. It is important that the company itself becomes more valuable as the business grows.”

AMCAP Fund	7

“In the continuum of a company’s growth, you have to understand how it has adapted to change in the past and how effectively it can do so in the future.”

Claudia Huntington

Investing across the market-cap spectrum

AMCAP invests where the growth is, regardless of a company’s market capitalization. As a result, the fund’s equity holdings fluctuate within the market-cap spectrum. The number of large-cap holdings increased last year, only to decrease this year as portfolio managers found more growth opportunities in mid- and small-cap companies.

Note: The breakpoints used by Morningstar to determine a company’s market-cap classification varies from year to year. On average, the breakpoints for the three years shown were roughly $1 billion for small-cap, $3.5 billion for mid-cap and $15 billion for large-cap.

Sources: FactSet, Morningstar

continuum of a company’s growth, you have to understand how it has adapted to change in the past and how effectively it can do so in the future.”

Portfolio manager James Terrile says his approach depends on the type of growth company he is investing in for the fund. A number of them are quality growth companies with a competitive advantage that has allowed them to grow for many years with little resistance, often exceeding market expectations. Some examples include Google, Texas Instruments and Precision Castparts. Other companies may have hidden assets the market does not yet appreciate or is overlooking. These require a specialized form of research, in areas such as biotechnology, to find companies with strong growth potential. BioMarin Pharmaceutical, for example, has developed a competitive advantage by focusing on diseases that other firms have largely ignored, giving it a large market opportunity for its pipeline of drugs.

Then there is what James categorizes as “distrusted growth,” which includes more mature companies with low market expectations of growth that can surprise on the upside due to a restructuring or some other event. These companies often have a track record of growth, but have become bogged down with too many assets or by poor execution. By restructuring to focus on their core assets (like auto parts supplier Johnson Controls is doing) or by bringing in new management (as medical device maker Hologic did) companies can often return to faster growth.

8	AMCAP Fund

A company’s fundamentals can include any number of growth drivers, from having strong management and strategic direction to new products and industry tailwinds.

James Terrile

Portfolio manager

Fundamentals vs. valuation

When looking at growth stocks, many investors focus on valuation, and the fundamentals of a company’s growth may carry less weight. But when investing in growth companies, the investment professionals of AMCAP look at fundamentals first, and only after that do they layer on the stock’s valuation.

A company’s fundamentals can include any number of growth drivers, from having strong management and strategic direction to new products and industry tailwinds. One must look closely at how the company is managed to see if it can meet its growth expectations. “I like to find those companies that, if they can execute, will have a multiyear period of growth ahead of them,” says Claudia. “If we catch them early, when they are small- to mid-cap companies and the opportunity is large, they have the potential to contribute to the fund for multiple years.”

One example of this type of company that is still experiencing strong growth is medical device maker Edwards Lifesciences. It invested early on in developing a catheter that could be inserted into the heart through a small hole rather than having to crack the chest open, which is invasive and leaves a big scar. After years of research and development, Edwards Lifesciences is now the leader in catheter technology, having redefined the total addressable market and likely solidified its position for years to come.

“Edwards Lifesciences created so much value in the market, that as a result of investors’ anticipation, its valuation expansion happened before the company’s actual sales growth,” explains James. “Management did a nice job of getting organized and being first to market — they created a competitive advantage through the technology, giving the company a long runway for growth. Furthermore, it was all done organically without making any acquisitions, which carry more risks in terms of both the costs and culture.”

After looking at the fundamentals of a company like Edwards Lifesciences, James says he then uses that information to build best-, worst- and most-likely-case scenarios to determine how much it is worth. “For each case, I set a price on the stock, then look at where it is now to define what a company is worth. If I’m confident in our analysis, I’ll allocate heavily,” he states. “Valuation is critical, but you have to look at the fundamentals first. I think it makes you more insightful rather than less decisive if the scenarios are realistic, even if some aren’t likely.”

James, Claudia and the other portfolio managers on AMCAP each have different, often complementary investment approaches when it comes to valuation. Some are more measured in their approach while others are less so because of the long-term growth potential of a company. “The ideal investment is one that has multiple years of potential growth — if executed properly of course. What we’re willing to pay is a function of what we think the long-term growth is going to be,” says Claudia. “Sometimes we feel we have an edge in our understanding of the fundamentals of the company, or perhaps we are willing to put more emphasis on a small, less obvious asset because we are able to take a long-term view. In the end, the growth rate of the company informs the valuation that we’re willing to pay.”

AMCAP Fund	9

Zac Merriman	James Bray
Investment analyst	Investment analyst

Likewise, the fund’s analysts also have slightly different approaches on valuation. Jessica says it is critical to her investment decision, although the fundamental analysis is the groundwork that helps her understand what a company is worth. “This typically does not change from day to day or even quarter to quarter. However, the stock price and valuations can be quite volatile, so you are really waiting for those opportunities where the market price is below what you’ve determined the company is worth.”

Analyst Zac Merriman considers valuation at different stages along the way, but notes that it is always critically important. “Sometimes high multiples can be a problem, but it’s not always as simple as steering clear of them. A company might look expensive on current or trailing earnings, but if it has new products that are not well understood or big margin opportunities, its stock can end up looking cheap a few years later.”

James Bray, another analyst, tends to layer on valuation last, after considering how “investable” a company is. But a high valuation can make a sound company seem like a risky investment, so he considers a number of factors, including trading multiples, free cash flow and reinvestment priorities. James says he also looks at how large the position should be within the fund. “One advantage that we have at American Funds is the ability to get to know growth companies very well over periods of years, so when the market gives us the right opportunity to invest, we are prepared to move quickly.”

Small- & mid-cap vs. large-cap

Investing in companies across the market-capitalization spectrum is important for AMCAP because it allows the fund’s investment professionals to take advantage of a wide range of growth opportunities. Some are small-to mid-cap companies earlier in their growth trajectory while others are large-cap firms with a strong track record of growth. Investing across the market-cap spectrum also gives analysts a full view of the sectors they cover and all the possible competitors.

“It is vital to invest across the market-cap spectrum, particularly because of the law of large numbers,” explains Zac, who covers industrials. “I see large companies that can grow earnings organically in the mid-to-high single digits through acquisitions, operating improvements and share buybacks. With small- and mid-caps, it is possible to find companies that can grow at higher rates organically. They also can buy smaller private companies, which present lower risks, and then through operating improvements and prudent capital allocation, they can grow earnings at double-digit rates.”

As a member of the small- and mid-cap research analyst team, James is naturally very enthusiastic about companies of various market caps. “There are often very well run niche companies with unique business models or advantages. Such small- and mid-cap companies, when purchased at attractive prices, can be tremendous long-term holdings,” he says. “Spending time with these management teams often gives us insights about larger companies, and vice versa.”

Jessica has taken a similar approach to some of the retailers she covers, investing in companies at different ends of the market-cap spectrum to capture long-term growth opportunities. “Frequently those with the longest runways that will be growth companies for years to come are smaller in size today,” she says. “This is particularly true in retail, where companies often serve a particular sub-market that is not huge. If I wait until these companies are large caps, their growth period may be over.”

For example, Jessica invests in both Costco Wholesale and Nike, two of the fund’s longtime holdings. Costco has a unique retail format that differentiates the company from its competitors while delivering a sharp value proposition for the customer. Meanwhile, Nike’s competitive advantage comes from its strong brand and large scale in terms of product development, marketing and distribution. Both companies have benefitted from global expansion and industry tailwinds, making them good fits for AMCAP.

But in addition to holding Costco and Nike, both large-cap companies, Jessica also has invested in two of their smaller competitors, Sprouts Farmers Market (0.44% of the fund’s holdings at fiscal year-end) and lululemon athletica. Sprouts is a mid-cap company that operates a chain of organic grocery stores with a focus on providing value for middle-class consumers. “Sprouts is very easy for customers to get in and out of several times per week, while shoppers at Costco might only go every two weeks,” says Jessica, noting that food accounts for about half of

10	AMCAP Fund

“Valuation is critical, but you have to look at the fundamentals first. I think it makes you more insightful rather than less decisive if the scenarios are realistic, even if some aren’t likely.”

James Terrile

Investing in companies across the market-capitalization spectrum is important for AMCAP because it allows the fund’s investment professionals to take advantage of a wide range of growth opportunities.

Costco’s sales. “Sprouts and Costco are two good companies at opposite ends of the market-cap spectrum. By investing in both, I don’t have to pick one over the other.” The same is true of Nike, which tends to have more of a focus on men, and lululemon athletica, considered to be an aspirational luxury brand for women.

While growth companies both large and small can make attractive investment opportunities for AMCAP, there is a certain size that, if invested in at the right time, can do particularly well for the fund. “Some of the best investments are those companies that go from a market capitalization of around $4 billion to about $20 billion because they have broken through some sort of barrier that hinders most companies. In other words, they have a scalability that far exceeds investors’ expectations, particularly in large markets,” says James Terrile. “Finding those mid-cap companies for AMCAP is important because we want the fund to have that sort of optionality. You can allow yourself to dream about it becoming a much larger company.” ■

AMCAP Fund	11

Summary investment portfolio February 28, 2015

Industry sector diversification	Percent of net assets

Common stocks 87.38%	Shares	Value (000)
Health care 20.12%
Amgen Inc.	8,429,080	$1,329,434
Gilead Sciences, Inc.[1]	12,412,706	1,285,087
UnitedHealth Group Inc.	7,895,706	897,189
Alexion Pharmaceuticals, Inc.[1]	4,951,327	893,071
BioMarin Pharmaceutical Inc.[1]	6,357,577	680,706
Stryker Corp.	7,033,552	666,429
St. Jude Medical, Inc.	7,344,465	489,729
Edwards Lifesciences Corp.[1]	3,224,900	428,976
Medtronic PLC	4,649,000	360,716
PerkinElmer, Inc.[2]	7,342,500	345,097
Hologic, Inc.[1]	10,480,000	339,342
Thermo Fisher Scientific Inc.	2,050,000	266,500
Other securities		1,383,438
		9,365,714

Information technology 19.60%
Google Inc., Class C1	991,310	553,547
Google Inc., Class A1	723,310	406,956
Oracle Corp.	20,786,000	910,843
Accenture PLC, Class A	8,734,600	786,376
Avago Technologies Ltd.	5,503,195	702,318
Texas Instruments Inc.	10,667,000	627,220
Cognizant Technology Solutions Corp., Class A1	9,293,000	580,673
ASML Holding NV	5,048,000	545,746
Intuit Inc.	4,293,000	419,126
Yahoo! Inc.[1]	8,132,000	360,085
EMC Corp.	11,399,000	329,887
Adobe Systems Inc.[1]	4,025,000	318,378
Other securities		2,585,304
		9,126,459

Consumer discretionary 12.12%
Netflix, Inc.[1]	1,975,000	937,947
Amazon.com, Inc.[1]	1,664,000	632,586
Johnson Controls, Inc.	8,635,494	438,769
DIRECTV[1]	4,161,000	368,665
lululemon athletica inc.[1]	4,825,000	330,223
Williams-Sonoma, Inc.	3,678,000	295,895
Wyndham Worldwide Corp.	3,120,000	285,418
NIKE, Inc., Class B	2,877,000	279,414
Other securities		2,074,711
		5,643,628

12	AMCAP Fund

	Shares	Value (000)
Industrials 11.46%
Precision Castparts Corp.	3,907,804	$845,258
Towers Watson & Co., Class A2	4,301,150	565,601
General Dynamics Corp.	3,560,000	494,057
Nielsen NV	10,314,161	466,303
Sensata Technologies Holding NV1	6,350,000	341,249
Union Pacific Corp.	2,456,700	295,443
Other securities		2,328,331
		5,336,242

Energy 5.72%
Schlumberger Ltd.	5,235,000	440,578
EOG Resources, Inc.	4,355,400	390,766
FMC Technologies, Inc.[1]	7,476,112	298,521
Southwestern Energy Co.[1]	10,933,799	274,220
Other securities		1,258,872
		2,662,957

Financials 4.76%
Progressive Corp.	19,922,655	530,939
U.S. Bancorp	7,345,000	327,661
Crown Castle International Corp.	3,743,417	323,094
Other securities		1,033,101
		2,214,795

Consumer staples 4.62%
Whole Foods Market, Inc.	6,430,000	363,231
Costco Wholesale Corp.	1,914,000	281,281
Other securities		1,508,239
		2,152,751

Materials 3.87%
Celanese Corp., Series A2	8,577,922	489,885
Albemarle Corp.[2]	6,747,125	381,685
Praxair, Inc.	2,499,531	319,690
Other securities		609,354
		1,800,614

Other 0.61%
Other securities		283,072

Miscellaneous 4.50%
Other common stocks in initial period of acquisition		2,095,659

Total common stocks (cost: $27,066,652,000)		40,681,891

AMCAP Fund	13

Bonds, notes & other debt instruments 0.00%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 0.00%
Other securities		$375

Total bonds, notes & other debt instruments (cost: $375,000)		375

Short-term securities 12.77%
Fannie Mae 0.09%–0.20% due 3/2/2015–12/1/2015	$1,060,775	1,060,602
Federal Home Loan Bank 0.04%–0.20% due 3/4/2015–11/30/2015	2,164,318	2,163,737
Freddie Mac 0.06%–0.19% due 3/23/2015–11/23/2015	919,325	919,112
Google Inc. 0.11%–0.12% due 3/4/2015–4/16/2015[3]	64,100	64,098
Precision Castparts Corp. 0.10%–0.12% due 4/14/2015–7/2/2015[3]	69,900	69,867
Other securities		1,670,524

Total short-term securities (cost: $5,947,175,000)		5,947,940
Total investment securities 100.15% (cost: $33,014,202,000)		46,630,206
Other assets less liabilities (0.15)%		(70,230)

Net assets 100.00%		$46,559,976

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $145,253,000, which represented .31% of the net assets of the fund.

Forward currency contracts

The fund has entered into a forward currency contract as shown in the following table. The average notional amount of open forward currency contracts was $3,201,000 over the prior two-month period.

			Contract amount		Unrealized appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 2/28/2015 (000)
Sales:
Canadian dollars	4/13/2015	Bank of America, N.A.	$2,778	C$3,301	$139

14	AMCAP Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended February 28, 2015, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 2/28/2015 (000)
Towers Watson & Co., Class A	800,000	3,501,150	—	4,301,150	$1,947	$565,601
Celanese Corp., Series A	8,496,922	81,000	—	8,577,922	8,517	489,885
Albemarle Corp.	—	6,747,125	—	6,747,125	894	381,685
PerkinElmer, Inc.	—	7,342,500	—	7,342,500	1,311	345,097
AptarGroup, Inc.	4,326,000	—	381,000	3,945,000	4,845	259,857
JDS Uniphase Corp.[1]	—	15,256,074	—	15,256,074	—	210,076
Generac Holdings Inc.[1]	—	3,911,475	—	3,911,475	—	192,797
Texas Roadhouse, Inc.	4,587,200	—	—	4,587,200	2,752	172,662
Denbury Resources Inc.	—	20,500,000	—	20,500,000	1,281	172,200
Finisar Corp.[1]	—	6,471,189	—	6,471,189	—	135,960
MITIE Group PLC	24,021,000	—	—	24,021,000	4,434	112,182
Chart Industries, Inc.[1]	1,579,800	400,653	14,100	1,966,353	—	68,704
C&J Energy Services, Inc.[1]	3,540,729	1,847,356	1,790,729	3,597,356	—	49,032
Itron, Inc.[1,4]	2,018,875	—	2,018,875	—	—	—
Polypore International, Inc.[1,4]	3,020,000	—	1,355,100	1,664,900	—	—
Knowles Corp.[4]	—	5,526,000	5,526,000	—	—	—
					$25,981	$3,155,738

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,031,498,000, which represented 2.22% of the net assets of the fund.
[4]	Unaffiliated issuer at 2/28/2015.

Key to symbol

C$ = Canadian dollars

See Notes to Financial Statements

AMCAP Fund	15

Financial statements

Statement of assets and liabilities
at February 28, 2015	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $30,272,416)	$43,474,468
Affiliated issuers (cost: $2,741,786)	3,155,738	$46,630,206
Cash		77
Unrealized appreciation on open forward currency contracts		139
Receivables for:
Sales of investments	69,910
Sales of fund’s shares	85,203
Closed forward currency contracts	45
Dividends and interest	25,304
Other	119	180,581
		46,811,003
Liabilities:
Payables for:
Purchases of investments	168,280
Repurchases of fund’s shares	42,503
Investment advisory services	10,678
Services provided by related parties	17,511
Trustees’ deferred compensation	2,878
Other	9,177	251,027
Net assets at February 28, 2015		$46,559,976

Net assets consist of:
Capital paid in on shares of beneficial interest		$31,374,781
Distributions in excess of net investment income		(2,879)
Undistributed net realized gain		1,580,665
Net unrealized appreciation		13,607,409
Net assets at February 28, 2015		$46,559,976

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (1,612,519 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$25,739,923	886,679	$29.03
Class B	126,557	4,709	26.87
Class C	1,603,036	60,338	26.57
Class F-1	2,722,700	94,444	28.83
Class F-2	3,609,078	123,963	29.11
Class 529-A	1,369,535	47,538	28.81
Class 529-B	20,176	756	26.70
Class 529-C	333,802	12,488	26.73
Class 529-E	68,563	2,425	28.28
Class 529-F-1	84,070	2,907	28.92
Class R-1	111,259	4,096	27.16
Class R-2	595,196	21,929	27.14
Class R-2E	17	1	29.04
Class R-3	1,242,463	43,741	28.40
Class R-4	1,139,658	39,529	28.83
Class R-5	1,400,085	47,864	29.25
Class R-6	6,393,858	219,112	29.18

See Notes to Financial Statements

16	AMCAP Fund

Statement of operations
for the year ended February 28, 2015	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $3,659; also includes $25,981 from affiliates)	$394,813
Interest	6,635	$401,448
Fees and expenses*:
Investment advisory services	128,710
Distribution services	98,222
Transfer agent services	43,954
Administrative services	11,419
Reports to shareholders	1,553
Registration statement and prospectus	1,655
Trustees’ compensation	598
Auditing and legal	141
Custodian	520
Other	1,713
Total fees and expenses before waiver	288,485
Less investment advisory services waiver	23
Total fees and expenses after waiver		288,462
Net investment income		112,986

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $1,001; also includes $13,480 net loss from affiliates)	4,221,830
Forward currency contracts	45
Currency transactions	(2,477)	4,219,398
Net unrealized appreciation on:
Investments (net of non-U.S. taxes of $8,854)	292,485
Forward currency contracts	139
Currency translations	103	292,727
Net realized gain and unrealized appreciation on investments, forward currency contracts and currency		4,512,125

Net increase in net assets resulting from operations		$4,625,111

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

AMCAP Fund	17

Statements of changes in net assets
	(dollars in thousands)

	Year ended February 28
	2015	2014
Operations:
Net investment income	$112,986	$108,179
Net realized gain on investments, forward currency contracts and currency transactions	4,219,398	3,532,907
Net unrealized appreciation on investments, forward currency contracts and currency translations	292,727	6,159,650
Net increase in net assets resulting from operations	4,625,111	9,800,736

Dividends and distributions paid to shareholders:
Dividends from net investment income	(27,881)	(90,333)
Distributions from net realized gain on investments	(3,816,961)	(2,759,331)
Total dividends and distributions paid to shareholders	(3,844,842)	(2,849,664)

Net capital share transactions	6,627,811	4,675,059

Total increase in net assets	7,408,080	11,626,131

Net assets:
Beginning of year	39,151,896	27,525,765
End of year (including distributions in excess of and undistributed net investment income: $(2,879) and $24,254, respectively)	$46,559,976	$39,151,896

See Notes to Financial Statements

18	AMCAP Fund

Notes to financial statements

1. Organization

AMCAP Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company. The fund seeks long-term growth of capital by investing primarily in U.S. companies that have solid long-term growth records and the potential for good future growth.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

On August 29, 2014, the fund made an additional retirement plan share class (Class R-2E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

AMCAP Fund	19

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or

20	AMCAP Fund

business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of February 28, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$9,365,714	$—	$—	$9,365,714
Information technology	9,126,459	—	—	9,126,459
Consumer discretionary	5,643,628	—	—	5,643,628
Industrials	5,336,242	—	—	5,336,242
Energy	2,662,957	—	—	2,662,957
Financials	2,214,795	—	—	2,214,795
Consumer staples	2,007,498	145,253	—	2,152,751
Materials	1,800,614	—	—	1,800,614
Other	283,072	—	—	283,072
Miscellaneous	2,095,659	—	—	2,095,659
Bonds, notes & other debt instruments	—	375	—	375
Short-term securities	—	5,947,940	—	5,947,940
Total	$40,536,638	$6,093,568	$—	$46,630,206

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$139	$—	$139

*Forward currency contracts are not included in the investment portfolio.

AMCAP Fund	21

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline –sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

22	AMCAP Fund

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of February 28, 2015 (dollars in thousands):

	Assets		Liabilities
Contract	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Unrealized appreciation on open forward currency contracts	$139	Unrealized depreciation on open forward currency contracts	$—
Forward currency	Receivables for closed forward currency contracts	45	Payables for closed forward currency contracts	—
		$184		$—

	Net realized gain		Net unrealized appreciation
Contract	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Net realized gain on forward currency contracts	$45	Net unrealized appreciation on forward currency contracts	$139

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of February 28, 2015 (dollars in thousands) if close-out netting was exercised:

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$184	$—	$—	$—	$184

*Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended February 28, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2011 and by state tax authorities for tax years before 2010.

AMCAP Fund	23

Non-U.S. taxation — Dividend income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; deferred expenses; and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended February 28, 2015, the fund reclassified $3,545,000 and $108,693,000 from distributions in excess of net investment income to undistributed net realized gain and capital paid in on shares of beneficial interest, respectively, and $100,142,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of February 28, 2015, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed long-term capital gains	$1,580,805
Gross unrealized appreciation on investment securities	14,384,447
Gross unrealized depreciation on investment securities	(768,442)
Net unrealized appreciation on investment securities	13,616,005
Cost of investment securities	33,014,201

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended February 28, 2015			Year ended February 28, 2014
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$4,782	$2,134,370	$2,139,152	$48,052	$1,592,857	$1,640,909
Class B	—	13,680	13,680	—	17,000	17,000
Class C	—	143,685	143,685	—	111,537	111,537
Class F-1	—	250,080	250,080	8,355	217,398	225,753
Class F-2	5,166	258,677	263,843	5,788	131,654	137,442
Class 529-A	—	113,607	113,607	2,020	84,225	86,245
Class 529-B	—	2,254	2,254	—	2,715	2,715
Class 529-C	—	29,921	29,921	—	22,316	22,316
Class 529-E	—	5,851	5,851	6	4,441	4,447
Class 529-F-1	99	6,924	7,023	219	5,063	5,282
Class R-1	—	9,617	9,617	—	6,429	6,429
Class R-2	—	53,468	53,468	—	42,043	42,043
Class R-2E*	—	1	1
Class R-3	—	102,314	102,314	93	73,367	73,460
Class R-4	296	94,083	94,379	1,993	63,754	65,747
Class R-5	2,988	112,960	115,948	4,991	88,208	93,199
Class R-6	14,550	485,469	500,019	18,816	296,324	315,140
Total	$27,881	$3,816,961	$3,844,842	$90,333	$2,759,331	$2,849,664

*Class R-2E shares were offered beginning August 29, 2014.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

24	AMCAP Fund

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.485% on the first $1 billion of daily net assets and decreasing to 0.290% on such assets in excess of $27 billion.

On March 13, 2014, the board of trustees approved an amended agreement effective April 1, 2014, decreasing the annual rate on net assets in excess of $34 billion from 0.290% to 0.286%. CRMC voluntarily reduced investment advisory service fees to the approved rate in advance of the effective date. For the year ended February 28, 2015, total investment advisory services fees waived by CRMC were $23,000, inclusive of the voluntary waiver described in note 10. As a result, the fee of $128,710,000 shown on the statement of operations was reduced to $128,687,000, both of which were equivalent to an annualized rate of 0.307% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of February 28, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. During the period March 1, 2014, to March 31, 2014, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. Effective April 1, 2014, the quarterly fee was amended to provide for reduced annual rates of 0.07%, 0.06% and 0.05% over $30 billion, $50 billion and $70 billion, respectively, of the net assets invested in Class 529 shares of the American Funds. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

AMCAP Fund	25

For the year ended February 28, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$55,251		$28,946		$ 2,366		Not applicable
Class B	1,522		194		Not applicable		Not applicable
Class C	14,797		1,770		741		Not applicable
Class F-1	7,069		3,387		1,418		Not applicable
Class F-2	Not applicable		2,867		1,363		Not applicable
Class 529-A	2,729		1,230		626		$1,126
Class 529-B	248		29		13		22
Class 529-C	3,068		322		154		278
Class 529-E	317		37		32		57
Class 529-F-1	—		75		38		69
Class R-1	989		94		50		Not applicable
Class R-2	4,186		1,812		281		Not applicable
Class R-2E*	—	†	—	†	—	†	Not applicable
Class R-3	5,494		1,619		551		Not applicable
Class R-4	2,552		968		511		Not applicable
Class R-5	Not applicable		583		636		Not applicable
Class R-6	Not applicable		21		2,639		Not applicable
Total class-specific expenses	$98,222		$43,954		$11,419		$1,552

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $598,000 in the fund’s statement of operations includes $346,000 in current fees (either paid in cash or deferred) and a net increase of $252,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

			Reinvestments of				Net increase
	Sales[1]		dividends and distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended February 28, 2015

Class A	$3,358,939	117,643	$2,104,331	74,294	$(2,746,423)	(96,229)	$2,716,847	95,708
Class B	7,611	285	13,596	516	(89,913)	(3,381)	(68,706)	(2,580)
Class C	371,148	14,081	141,878	5,448	(366,861)	(13,910)	146,165	5,619
Class F-1	727,743	25,639	246,569	8,762	(1,342,543)	(47,008)	(368,231)	(12,607)
Class F-2	1,775,565	61,674	254,515	8,969	(458,525)	(16,016)	1,571,555	54,627
Class 529-A	169,639	5,991	113,581	4,038	(129,681)	(4,566)	153,539	5,463
Class 529-B	1,008	39	2,253	86	(14,270)	(539)	(11,009)	(414)
Class 529-C	46,369	1,752	29,878	1,140	(42,195)	(1,590)	34,052	1,302
Class 529-E	8,255	297	5,847	212	(8,337)	(299)	5,765	210
Class 529-F-1	16,421	580	7,016	249	(12,561)	(444)	10,876	385
Class R-1	32,284	1,196	9,604	361	(20,908)	(780)	20,980	777
Class R-2	140,769	5,234	53,396	2,008	(159,151)	(5,919)	35,014	1,323
Class R-2E2	17	1	—	—	— [3]	— [3]	17	1
Class R-3	410,105	14,633	102,236	3,684	(303,997)	(10,855)	208,344	7,462
Class R-4	378,563	13,310	94,342	3,354	(270,622)	(9,541)	202,283	7,123
Class R-5	407,869	14,230	115,126	4,039	(375,990)	(13,183)	147,005	5,086
Class R-6	1,897,468	66,306	499,834	17,581	(573,987)	(20,100)	1,823,315	63,787
Total net increase (decrease)	$9,749,773	342,891	$3,794,002	134,741	$(6,915,964)	(244,360)	$6,627,811	233,272

26	AMCAP Fund

			Reinvestments of				Net increase
	Sales[1]		dividends and distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended February 28, 2014

Class A	$2,716,872	104,512	$1,612,046	61,251	$(2,257,785)	(86,827)	$2,071,133	78,936
Class B	10,004	409	16,899	683	(117,816)	(4,836)	(90,913)	(3,744)
Class C	253,346	10,373	109,792	4,464	(309,659)	(12,674)	53,479	2,163
Class F-1	1,089,344	42,550	222,772	8,527	(788,605)	(29,991)	523,511	21,086
Class F-2	751,179	28,376	133,720	5,060	(509,035)	(20,336)	375,864	13,100
Class 529-A	141,619	5,470	86,217	3,294	(109,589)	(4,240)	118,247	4,524
Class 529-B	1,132	46	2,714	110	(16,040)	(655)	(12,194)	(499)
Class 529-C	40,384	1,647	22,311	901	(32,787)	(1,337)	29,908	1,211
Class 529-E	7,620	297	4,445	172	(6,627)	(259)	5,438	210
Class 529-F-1	15,060	579	5,278	201	(10,667)	(407)	9,671	373
Class R-1	26,467	1,056	6,419	255	(15,935)	(641)	16,951	670
Class R-2	120,232	4,870	41,910	1,673	(141,104)	(5,729)	21,038	814
Class R-3	252,703	9,847	73,403	2,827	(243,968)	(9,509)	82,138	3,165
Class R-4	286,267	10,903	65,628	2,506	(219,859)	(8,371)	132,036	5,038
Class R-5	269,153	10,168	92,492	3,499	(288,929)	(11,019)	72,716	2,648
Class R-6	1,386,792	54,438	314,984	11,948	(435,740)	(16,566)	1,266,036	49,820
Total net increase (decrease)	$7,368,174	285,541	$2,811,030	107,371	$(5,504,145)	(213,397)	$4,675,059	179,515

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-2E shares were offered beginning August 29, 2014.
[3]	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $14,273,022,000 and $12,190,518,000, respectively, during the year ended February 28, 2015.

10. Subsequent events

On March 12, 2015, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2015, which adjusted the fee schedule by decreasing the annual rate of net assets in excess of $44 billion from a rate of 0.286% to a rate of 0.283%. CRMC has agreed to voluntarily reduce investment advisory services fees based on the decreased rate until the amended investment advisory services agreement becomes effective.

AMCAP Fund	27

Financial highlights

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Class A:
Year ended 2/28/2015	$28.53	$.08	$3.04	$3.12	$(.01)	$(2.61)	$(2.62)	$29.03	11.33%	$25,740.68%		.27%
Year ended 2/28/2014	23.06	.09	7.61	7.70	(.07)	(2.16)	(2.23)	28.53	34.38	22,567.70		.35
Year ended 2/28/2013	20.78	.10	2.26	2.36	(.08)	—	(.08)	23.06	11.44	16,417.74		.48
Year ended 2/29/2012	19.78	.10	.97	1.07	(.07)	—	(.07)	20.78	5.45	15,072.73		.50
Year ended 2/28/2011	16.55	.08	3.23	3.31	(.08)	—	(.08)	19.78	20.09	14,891.73		.48
Class B:
Year ended 2/28/2015	26.78	(.13)	2.83	2.70	—	(2.61)	(2.61)	26.87	10.48	127	1.44	(.48)
Year ended 2/28/2014	21.86	(.10)	7.18	7.08	—	(2.16)	(2.16)	26.78	33.40	195	1.47	(.42)
Year ended 2/28/2013	19.77	(.06)	2.15	2.09	—	—	—	21.86	10.52	241	1.50	(.29)
Year ended 2/29/2012	18.89	(.05)	.93	.88	—	—	—	19.77	4.66	379	1.50	(.27)
Year ended 2/28/2011	15.85	(.05)	3.09	3.04	—	—	—	18.89	19.18	562	1.50	(.29)
Class C:
Year ended 2/28/2015	26.52	(.14)	2.80	2.66	—	(2.61)	(2.61)	26.57	10.44	1,603	1.49	(.53)
Year ended 2/28/2014	21.66	(.11)	7.13	7.02	—	(2.16)	(2.16)	26.52	33.37	1,451	1.51	(.46)
Year ended 2/28/2013	19.60	(.07)	2.13	2.06	—	—	—	21.66	10.51	1,139	1.54	(.33)
Year ended 2/29/2012	18.74	(.05)	.91	.86	—	—	—	19.60	4.59	1,138	1.52	(.30)
Year ended 2/28/2011	15.72	(.05)	3.07	3.02	—	—	—	18.74	19.21	1,197	1.52	(.31)
Class F-1:
Year ended 2/28/2015	28.36	.06	3.02	3.08	—	(2.61)	(2.61)	28.83	11.27	2,723.74		.22
Year ended 2/28/2014	22.95	.08	7.57	7.65	(.08)	(2.16)	(2.24)	28.36	34.36	3,036.74		.31
Year ended 2/28/2013	20.69	.10	2.25	2.35	(.09)	—	(.09)	22.95	11.41	1,973.74		.48
Year ended 2/29/2012	19.69	.10	.97	1.07	(.07)	—	(.07)	20.69	5.49	1,730.73		.50
Year ended 2/28/2011	16.48	.08	3.22	3.30	(.09)	—	(.09)	19.69	20.10	1,641.72		.48
Class F-2:
Year ended 2/28/2015	28.61	.14	3.04	3.18	(.07)	(2.61)	(2.68)	29.11	11.53	3,609.47		.49
Year ended 2/28/2014	23.11	.15	7.63	7.78	(.12)	(2.16)	(2.28)	28.61	34.71	1,983.49		.56
Year ended 2/28/2013	20.83	.15	2.27	2.42	(.14)	—	(.14)	23.11	11.70	1,300.50		.72
Year ended 2/29/2012	19.83	.14	.98	1.12	(.12)	—	(.12)	20.83	5.73	968.49		.74
Year ended 2/28/2011	16.60	.12	3.24	3.36	(.13)	—	(.13)	19.83	20.38	657.49		.71
Class 529-A:
Year ended 2/28/2015	28.35	.05	3.02	3.07	—	(2.61)	(2.61)	28.81	11.24	1,370.77		.18
Year ended 2/28/2014	22.93	.07	7.56	7.63	(.05)	(2.16)	(2.21)	28.35	34.28	1,193.79		.25
Year ended 2/28/2013	20.68	.08	2.25	2.33	(.08)	—	(.08)	22.93	11.32	861.82		.40
Year ended 2/29/2012	19.70	.08	.97	1.05	(.07)	—	(.07)	20.68	5.36	732.80		.42
Year ended 2/28/2011	16.49	.07	3.22	3.29	(.08)	—	(.08)	19.70	20.03	626.79		.41
Class 529-B:
Year ended 2/28/2015	26.66	(.16)	2.81	2.65	—	(2.61)	(2.61)	26.70	10.34	20	1.56	(.61)
Year ended 2/28/2014	21.79	(.13)	7.16	7.03	—	(2.16)	(2.16)	26.66	33.22	31	1.59	(.55)
Year ended 2/28/2013	19.73	(.08)	2.14	2.06	—	—	—	21.79	10.44	36	1.62	(.41)
Year ended 2/29/2012	18.87	(.07)	.93	.86	—	—	—	19.73	4.56	50	1.61	(.38)
Year ended 2/28/2011	15.85	(.06)	3.08	3.02	—	—	—	18.87	19.05	68	1.59	(.38)

28	AMCAP Fund

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets
Class 529-C:
Year ended 2/28/2015	$26.68	$(.16)	$2.82	$2.66	$—	$(2.61)	$(2.61)	$26.73	10.37%		$334		1.56%		(.60)%
Year ended 2/28/2014	21.80	(.13)	7.17	7.04	—	(2.16)	(2.16)	26.68	33.25		298		1.58		(.53)
Year ended 2/28/2013	19.74	(.08)	2.14	2.06	—	—	—	21.80	10.44		218		1.61		(.39)
Year ended 2/29/2012	18.88	(.07)	.93	.86	—	—	—	19.74	4.55		189		1.60		(.37)
Year ended 2/28/2011	15.86	(.06)	3.08	3.02	—	—	—	18.88	19.04		168		1.58		(.38)
Class 529-E:
Year ended 2/28/2015	27.94	(.02)	2.97	2.95	—	(2.61)	(2.61)	28.28	10.97		69		1.01		(.06)
Year ended 2/28/2014	22.63	— [4]	7.47	7.47	— [4]	(2.16)	(2.16)	27.94	33.96		62		1.04		.01
Year ended 2/28/2013	20.41	.03	2.22	2.25	(.03)	—	(.03)	22.63	11.06		45		1.06		.15
Year ended 2/29/2012	19.44	.03	.96	.99	(.02)	—	(.02)	20.41	5.12		40		1.07		.16
Year ended 2/28/2011	16.28	.02	3.18	3.20	(.04)	—	(.04)	19.44	19.68		35		1.08		.13
Class 529-F-1:
Year ended 2/28/2015	28.43	.11	3.03	3.14	(.04)	(2.61)	(2.65)	28.92	11.46		83.56				.40
Year ended 2/28/2014	22.98	.12	7.59	7.71	(.10)	(2.16)	(2.26)	28.43	34.59		72.58				.47
Year ended 2/28/2013	20.73	.13	2.24	2.37	(.12)	—	(.12)	22.98	11.51		49.61				.61
Year ended 2/29/2012	19.74	.12	.98	1.10	(.11)	—	(.11)	20.73	5.63		41.59				.63
Year ended 2/28/2011	16.52	.11	3.22	3.33	(.11)	—	(.11)	19.74	20.27		31.58				.62
Class R-1:
Year ended 2/28/2015	27.05	(.14)	2.86	2.72	—	(2.61)	(2.61)	27.16	10.46		111		1.46		(.50)
Year ended 2/28/2014	22.05	(.11)	7.27	7.16	—	(2.16)	(2.16)	27.05	33.42		90		1.47		(.42)
Year ended 2/28/2013	19.94	(.06)	2.17	2.11	—	—	—	22.05	10.58		58		1.49		(.28)
Year ended 2/29/2012	19.06	(.05)	.93	.88	—	—	—	19.94	4.62		56		1.50		(.27)
Year ended 2/28/2011	15.99	(.05)	3.12	3.07	—	—	—	19.06	19.20		51		1.50		(.29)
Class R-2:
Year ended 2/28/2015	27.02	(.13)	2.86	2.73	—	(2.61)	(2.61)	27.14	10.47		595		1.43		(.48)
Year ended 2/28/2014	22.03	(.10)	7.25	7.15	—	(2.16)	(2.16)	27.02	33.45		557		1.44		(.39)
Year ended 2/28/2013	19.92	(.05)	2.16	2.11	—	—	—	22.03	10.59		436		1.48		(.26)
Year ended 2/29/2012	19.03	(.05)	.94	.89	—	—	—	19.92	4.68		419		1.49		(.27)
Year ended 2/28/2011	15.97	(.05)	3.11	3.06	—	—	—	19.03	19.16		431		1.50		(.30)
Class R-2E:
Period from 8/29/2014 to 2/28/2015[5,6]	29.38	.08	1.28	1.36	—	(1.70)	(1.70)	29.04	4.77	[7]	—	[8]	.67	[7,9]	.29 [7,9]
Class R-3:
Year ended 2/28/2015	28.05	(.02)	2.98	2.96	—	(2.61)	(2.61)	28.40	10.96		1,242		1.01		(.06)
Year ended 2/28/2014	22.71	— [4]	7.50	7.50	— [4]	(2.16)	(2.16)	28.05	33.97		1,018		1.03		.02
Year ended 2/28/2013	20.48	.04	2.22	2.26	(.03)	—	(.03)	22.71	11.07		752		1.04		.17
Year ended 2/29/2012	19.50	.03	.97	1.00	(.02)	—	(.02)	20.48	5.14		666		1.04		.18
Year ended 2/28/2011	16.33	.03	3.17	3.20	(.03)	—	(.03)	19.50	19.66		631		1.05		.16

See page 30 for footnotes.

AMCAP Fund	29

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Class R-4:
Year ended 2/28/2015	$28.36	$.07	$3.02	$3.09	$(.01)	$(2.61)	$(2.62)	$28.83	11.31%	$1,140.71%		.24%
Year ended 2/28/2014	22.94	.08	7.57	7.65	(.07)	(2.16)	(2.23)	28.36	34.37	919.72		.33
Year ended 2/28/2013	20.67	.10	2.25	2.35	(.08)	—	(.08)	22.94	11.40	628.73		.49
Year ended 2/29/2012	19.68	.09	.98	1.07	(.08)	—	(.08)	20.67	5.50	534.73		.49
Year ended 2/28/2011	16.47	.08	3.21	3.29	(.08)	—	(.08)	19.68	20.07	491.74		.46
Class R-5:
Year ended 2/28/2015	28.72	.16	3.05	3.21	(.07)	(2.61)	(2.68)	29.25	11.62	1,400.41		.54
Year ended 2/28/2014	23.19	.16	7.66	7.82	(.13)	(2.16)	(2.29)	28.72	34.79	1,229.42		.63
Year ended 2/28/2013	20.90	.17	2.26	2.43	(.14)	—	(.14)	23.19	11.74	931.43		.78
Year ended 2/29/2012	19.89	.15	.98	1.13	(.12)	—	(.12)	20.90	5.76	872.43		.79
Year ended 2/28/2011	16.64	.13	3.25	3.38	(.13)	—	(.13)	19.89	20.45	870.44		.77
Class R-6:
Year ended 2/28/2015	28.66	.17	3.05	3.22	(.09)	(2.61)	(2.70)	29.18	11.67	6,394.37		.59
Year ended 2/28/2014	23.15	.18	7.64	7.82	(.15)	(2.16)	(2.31)	28.66	34.86	4,451.37		.68
Year ended 2/28/2013	20.86	.18	2.26	2.44	(.15)	—	(.15)	23.15	11.83	2,442.38		.83
Year ended 2/29/2012	19.85	.16	.99	1.15	(.14)	—	(.14)	20.86	5.84	1,290.39		.83
Year ended 2/28/2011	16.60	.14	3.24	3.38	(.13)	—	(.13)	19.85	20.50	851.39		.80

	Year ended February 28 or 29
	2015	2014	2013	2012	2011
Portfolio turnover rate for all share classes	33%	29%	27%	31%	28%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Not annualized.
[4]	Amount less than $.01.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Class R-2E shares were offered beginning August 29, 2014.
[7]	Although the fund has a plan of distribution for Class R-2E shares, fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by CRMC and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would be higher and net income and total return would be lower.
[8]	Amount less than $1 million.
[9]	Annualized.

See Notes to Financial Statements

30	AMCAP Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of AMCAP Fund:

We have audited the accompanying statement of assets and liabilities of AMCAP Fund (the “Fund”), including the summary investment portfolio, as of February 28, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMCAP Fund as of February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
April 8, 2015

AMCAP Fund	31

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (September 1, 2014, through February 28, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	AMCAP Fund

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	9/1/2014	2/28/2015	during period*	expense ratio
Class A - actual return	$1,000.00	$1,047.37	$3.50	.69%
Class A - assumed 5% return	1,000.00	1,021.37	3.46	.69
Class B - actual return	1,000.00	1,043.36	7.30	1.44
Class B - assumed 5% return	1,000.00	1,017.65	7.20	1.44
Class C - actual return	1,000.00	1,043.48	7.55	1.49
Class C - assumed 5% return	1,000.00	1,017.41	7.45	1.49
Class F-1 - actual return	1,000.00	1,046.99	3.76	.74
Class F-1 - assumed 5% return	1,000.00	1,021.12	3.71	.74
Class F-2 - actual return	1,000.00	1,048.31	2.39	.47
Class F-2 - assumed 5% return	1,000.00	1,022.46	2.36	.47
Class 529-A - actual return	1,000.00	1,046.98	3.96	.78
Class 529-A - assumed 5% return	1,000.00	1,020.93	3.91	.78
Class 529-B - actual return	1,000.00	1,042.82	7.95	1.57
Class 529-B - assumed 5% return	1,000.00	1,017.01	7.85	1.57
Class 529-C - actual return	1,000.00	1,042.82	7.85	1.55
Class 529-C - assumed 5% return	1,000.00	1,017.11	7.75	1.55
Class 529-E - actual return	1,000.00	1,045.65	5.12	1.01
Class 529-E - assumed 5% return	1,000.00	1,019.79	5.06	1.01
Class 529-F-1 - actual return	1,000.00	1,047.89	2.84	.56
Class 529-F-1 - assumed 5% return	1,000.00	1,022.02	2.81	.56
Class R-1 - actual return	1,000.00	1,043.30	7.35	1.45
Class R-1 - assumed 5% return	1,000.00	1,017.60	7.25	1.45
Class R-2 - actual return	1,000.00	1,043.34	7.19	1.42
Class R-2 - assumed 5% return	1,000.00	1,017.75	7.10	1.42
Class R-2E - actual return	1,000.00	1,047.71	3.45	.68
Class R-2E - assumed 5% return	1,000.00	1,021.42	3.41	.68
Class R-3 - actual return	1,000.00	1,045.46	5.07	1.00
Class R-3 - assumed 5% return	1,000.00	1,019.84	5.01	1.00
Class R-4 - actual return	1,000.00	1,047.34	3.55	.70
Class R-4 - assumed 5% return	1,000.00	1,021.32	3.51	.70
Class R-5 - actual return	1,000.00	1,048.85	2.08	.41
Class R-5 - assumed 5% return	1,000.00	1,022.76	2.06	.41
Class R-6 - actual return	1,000.00	1,048.93	1.88	.37
Class R-6 - assumed 5% return	1,000.00	1,022.96	1.86	.37

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended February 28, 2015:

Long-term capital gains	$3,871,636,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$565,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2016, to determine the calendar year amounts to be included on their 2015 tax returns. Shareholders should consult their tax advisors.

AMCAP Fund	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Louise H. Bryson, 1944	2010	Chair Emerita of the Board of Trustees, J. Paul Getty Trust	7	None
Mary Anne Dolan, 1947 Chairman of the Board (Independent and Non-Executive)	1998	Founder and President, MAD Ink (communications company)	10	None
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	72	Mercury General Corp.
Leonard R. Fuller, 1946	2010	President and CEO, Fuller Consulting (financial management consulting firm)	72	None
William D. Jones, 1955	2006	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)	8	Sempra Energy
L. Daniel Jorndt, 1941	2010	Retired	4	None
William H. Kling, 1942	2006	President Emeritus and former CEO, American Public Media	10	None
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California, Los Angeles; Vice Chancellor, UCLA Health Sciences; Dean, David Geffen School of Medicine at UCLA; CEO, UCLA Health System; former Chair, Department of Neurology, UCLA; former Associate Director Semel Institute, UCLA; former Director, Brain Mapping Center, UCLA	4	None
Bailey Morris-Eck, 1944	1999	Director and Programming Chair, WYPR Baltimore/ Washington (public radio station); Senior Adviser, Financial News (London); Senior Fellow, Institute for International Economics	4	None

Interested trustees4,5

	Year first
	elected		Number of
	a trustee	Principal occupation(s) during past five years	portfolios in fund
Name, year of birth and	or officer	and positions held with affiliated entities or	complex overseen	Other directorships[3]
position with fund	of the fund[2]	the principal underwriter of the fund	by trustee	held by trustee
Claudia P. Huntington, 1952 Vice Chairman of the Board	1992–1994 1996	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None
Timothy D. Armour, 1960 President	1996	Chairman of the Board, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	2	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	AMCAP Fund

Other officers5

	Year first
	elected
Name, year of birth and	an officer	Principal occupation(s) during past five years and positions held with affiliated entities
position with fund	of the fund[2]	or the principal underwriter of the fund
James Terrile, 1965 Executive Vice President	2006	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.[6]
Barry S. Crosthwaite, 1958 Senior Vice President	2006	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, American Funds Service Company[6]
Eric S. Richter, 1960 Senior Vice President	2008	Partner — Capital Research Global Investors, Capital Research and Management Company
Herbert Y. Poon, 1973 Vice President	2012	Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Ari M. Vinocor, 1974 Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Raymond F. Sullivan, Jr., 1957 Assistant Secretary	2011	Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company
Jeffrey P. Regal, 1971 Assistant Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

AMCAP Fund	35

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	AMCAP Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete February 28, 2015, portfolio of AMCAP Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

AMCAP Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of AMCAP Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

 Printed on paper containing 10% post-consumer waste  Printed with inks containing soy and/or vegetable oil
Lit. No. MFGEARX-002-0415P  Litho in USA AGD/RRD/8051-S42846

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2014	$83,000
2015	$89,000

b) Audit-Related Fees:
2014	$10,000
2015	$12,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	None
2015	$9,000

The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2014	None
2015	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2014	$937,000
2015	$1,105,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$43,000
2015	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2014	$3,000
2015	$5,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,397,000 for fiscal year 2014 and $1,532,000 for fiscal year 2015. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

AMCAP Fund®
Investment portfolio
February 28, 2015
Common stocks 87.38% Health care 20.12%	Shares	Value (000)
Amgen Inc.	8,429,080	$1,329,434
Gilead Sciences, Inc.[1]	12,412,706	1,285,087
UnitedHealth Group Inc.	7,895,706	897,189
Alexion Pharmaceuticals, Inc.[1]	4,951,327	893,071
BioMarin Pharmaceutical Inc.[1]	6,357,577	680,706
Stryker Corp.	7,033,552	666,429
St. Jude Medical, Inc.	7,344,465	489,729
Edwards Lifesciences Corp.[1]	3,224,900	428,976
Medtronic PLC	4,649,000	360,716
PerkinElmer, Inc.[2]	7,342,500	345,097
Hologic, Inc.[1]	10,480,000	339,342
Thermo Fisher Scientific Inc.	2,050,000	266,500
Endo International PLC[1]	2,837,798	242,916
Illumina, Inc.[1]	1,167,510	228,202
Express Scripts Holding Co.[1]	2,000,000	169,580
Humana Inc.	970,000	159,449
Boston Scientific Corp.[1]	8,018,700	135,516
Aetna Inc.	1,350,000	134,393
Team Health Holdings, Inc.[1]	2,106,147	124,831
athenahealth, Inc.[1]	945,054	120,088
Centene Corp.[1]	470,000	28,886
Myriad Genetics, Inc.[1]	670,485	22,843
ResMed Inc.	260,000	16,734
		9,365,714
Information technology 19.60%
Google Inc., Class C1	991,310	553,547
Google Inc., Class A1	723,310	406,956
Oracle Corp.	20,786,000	910,843
Accenture PLC, Class A	8,734,600	786,376
Avago Technologies Ltd.	5,503,195	702,318
Texas Instruments Inc.	10,667,000	627,220
Cognizant Technology Solutions Corp., Class A1	9,293,000	580,673
ASML Holding NV	5,048,000	545,746
Intuit Inc.	4,293,000	419,126
Yahoo! Inc.[1]	8,132,000	360,085
EMC Corp.	11,399,000	329,887
Adobe Systems Inc.[1]	4,025,000	318,378
Zebra Technologies Corp., Class A1	2,555,830	232,708
Baidu, Inc., Class A (ADR)[1]	1,100,000	224,125
JDS Uniphase Corp.[1,2]	15,256,074	210,076
Tata Consultancy Services Ltd.	4,785,000	206,122
Autodesk, Inc.[1]	3,000,000	192,720
Trimble Navigation Ltd.[1]	6,690,200	174,882
Palo Alto Networks, Inc.[1]	1,174,029	166,970
Qorvo, Inc.[1]	2,403,550	166,806
Intel Corp.	5,000,000	166,250
AMCAP Fund — Page 1 of 5

Common stocks Information technology (continued)	Shares	Value (000)
Microsoft Corp.	3,725,000	$163,341
Finisar Corp.[1,2]	6,471,189	135,960
salesforce.com, inc.[1]	1,608,000	111,563
VMware, Inc., Class A1	1,175,000	99,957
FactSet Research Systems, Inc.	401,000	62,376
Automatic Data Processing, Inc.	700,000	62,188
Broadcom Corp., Class A	1,200,000	54,276
Visa Inc., Class A	200,000	54,262
National Instruments Corp.	896,000	27,901
Gemalto NV	320,000	25,976
KLA-Tencor Corp.	383,000	24,878
Apple Inc.	171,000	21,967
		9,126,459
Consumer discretionary 12.12%
Netflix, Inc.[1]	1,975,000	937,947
Amazon.com, Inc.[1]	1,664,000	632,586
Johnson Controls, Inc.	8,635,494	438,769
DIRECTV[1]	4,161,000	368,665
lululemon athletica inc.[1]	4,825,000	330,223
Williams-Sonoma, Inc.	3,678,000	295,895
Wyndham Worldwide Corp.	3,120,000	285,418
NIKE, Inc., Class B	2,877,000	279,414
Priceline Group Inc.[1]	200,400	247,991
Comcast Corp., Class A	3,958,900	235,079
BorgWarner Inc.	3,356,200	206,272
Time Warner Inc.	2,500,000	204,650
Ralph Lauren Corp., Class A	1,465,000	201,306
JCDecaux SA	5,062,515	187,547
Texas Roadhouse, Inc.[2]	4,587,200	172,662
Big Lots, Inc.	2,469,800	117,834
TJX Companies, Inc.	1,500,000	102,960
McDonald’s Corp.	1,000,000	98,900
Harley-Davidson, Inc.	1,400,000	88,998
Omnicom Group Inc.	1,100,000	87,494
Tiffany & Co.	700,000	61,754
WPP PLC	1,770,000	41,946
Weight Watchers International, Inc.[1]	1,705,000	19,318
		5,643,628
Industrials 11.46%
Precision Castparts Corp.	3,907,804	845,258
Towers Watson & Co., Class A2	4,301,150	565,601
General Dynamics Corp.	3,560,000	494,057
Nielsen NV	10,314,161	466,303
Sensata Technologies Holding NV1	6,350,000	341,249
Union Pacific Corp.	2,456,700	295,443
Carlisle Companies Inc.	2,605,214	242,467
Generac Holdings Inc.[1,2]	3,911,475	192,797
Nordson Corp.	2,272,500	174,823
ITT Corp.	3,930,000	161,405
Moog Inc., Class A1	2,070,332	156,227
Danaher Corp.	1,754,900	153,168
Verisk Analytics, Inc., Class A1	2,064,300	148,237
CSX Corp.	3,869,500	132,763
AMCAP Fund — Page 2 of 5

Common stocks Industrials (continued)	Shares	Value (000)
Landstar System, Inc.	1,640,000	$115,161
MITIE Group PLC[2]	24,021,000	112,182
Cummins Inc.	710,000	100,983
IDEX Corp.	1,288,000	99,511
Jacobs Engineering Group Inc.[1]	2,240,172	99,329
Polypore International, Inc.[1]	1,664,900	98,712
Waste Connections, Inc.	1,723,301	80,943
Dover Corp.	1,000,000	72,050
Chart Industries, Inc.[1,2]	1,966,353	68,704
FedEx Corp.	300,000	53,094
United Parcel Service, Inc., Class B	350,000	35,606
PayPoint PLC	2,274,900	30,169
		5,336,242
Energy 5.72%
Schlumberger Ltd.	5,235,000	440,578
EOG Resources, Inc.	4,355,400	390,766
FMC Technologies, Inc.[1]	7,476,112	298,521
Southwestern Energy Co.[1]	10,933,799	274,220
Concho Resources Inc.[1]	2,181,500	237,609
Apache Corp.	2,958,900	194,814
Denbury Resources Inc.[2]	20,500,000	172,200
Canadian Natural Resources, Ltd.	5,791,000	168,435
BG Group PLC	10,266,000	151,835
Cabot Oil & Gas Corp.	4,494,442	130,339
Devon Energy Corp.	1,666,107	102,615
C&J Energy Services, Inc.[1,2]	3,597,356	49,032
Baker Hughes Inc.	549,313	34,338
Chevron Corp.	165,500	17,655
		2,662,957
Financials 4.76%
Progressive Corp.	19,922,655	530,939
U.S. Bancorp	7,345,000	327,661
Crown Castle International Corp.	3,743,417	323,094
State Street Corp.	2,538,500	188,991
PNC Financial Services Group, Inc.	1,800,000	165,528
AIA Group Ltd.	26,530,000	156,153
BB&T Corp.	3,500,000	133,175
Torchmark Corp.	1,800,000	95,850
Texas Capital Bancshares, Inc.[1]	1,886,500	87,590
Charles Schwab Corp.	2,923,820	85,785
Simon Property Group, Inc.	365,000	69,481
Signature Bank[1]	409,789	50,548
		2,214,795
Consumer staples 4.62%
Whole Foods Market, Inc.	6,430,000	363,231
Costco Wholesale Corp.	1,914,000	281,281
Walgreens Boots Alliance, Inc.	2,661,400	221,109
Sprouts Farmers Market, Inc.[1]	5,515,000	203,007
Mead Johnson Nutrition Co.	1,929,068	202,089
Kerry Group PLC, Class A	2,400,000	174,572
L’Oréal SA, bonus shares[3]	800,000	145,253
Keurig Green Mountain, Inc.	1,136,000	144,931
AMCAP Fund — Page 3 of 5

Common stocks Consumer staples (continued)	Shares	Value (000)
Hypermarcas SA, ordinary nominative[1]	20,637,500	$138,856
Philip Morris International Inc.	1,605,000	133,151
Altria Group, Inc.	1,750,000	98,507
Coca-Cola Co.	1,080,000	46,764
		2,152,751
Materials 3.87%
Celanese Corp., Series A2	8,577,922	489,885
Albemarle Corp.[2]	6,747,125	381,685
Praxair, Inc.	2,499,531	319,690
AptarGroup, Inc.[2]	3,945,000	259,857
Valspar Corp.	2,089,185	181,028
Silgan Holdings Inc.	924,000	53,047
Barrick Gold Corp.	3,200,000	41,664
Freeport-McMoRan Inc.	1,875,000	40,556
Ball Corp.	463,000	33,202
		1,800,614
Telecommunication services 0.39%
Level 3 Communications, Inc.[1]	1,400,000	75,404
SBA Communications Corp., Class A1	443,000	55,247
United States Cellular Corp.[1]	734,300	27,852
T-Mobile US, Inc.[1]	675,750	22,320
		180,823
Utilities 0.22%
Sempra Energy	945,000	102,249
Miscellaneous 4.50%
Other common stocks in initial period of acquisition		2,095,659
Total common stocks (cost: $27,066,652,000)		40,681,891
Bonds, notes & other debt instruments 0.00% U.S. Treasury bonds & notes 0.00% U.S. Treasury 0.00%	Principal amount (000)
U.S. Treasury 0.25% 2015	$375	375
Total bonds, notes & other debt instruments (cost: $375,000)		375
Short-term securities 12.77%
3M Co. 0.10% due 3/16/2015[4]	50,000	49,998
Abbott Laboratories 0.13% due 4/17/2015[4]	50,000	49,995
Bank of New York Mellon Corp. 0.13% due 3/13/2015[4]	50,000	49,998
CAFCO, LLC 0.18% due 3/24/2015	30,000	29,997
Caterpillar Financial Services Corp. 0.11% due 4/21/2015	50,000	49,990
Chariot Funding, LLC 0.22% due 4/16/2015–4/23/2015[4]	108,800	108,769
Chevron Corp. 0.15% due 4/22/2015[4]	25,500	25,494
Ciesco LLC 0.17% due 3/3/2015	20,000	20,000
Coca-Cola Co. 0.13%–0.17% due 3/5/2015–6/9/2015[4]	175,000	174,955
Emerson Electric Co. 0.13%–0.14% due 3/19/2015–4/7/2015[4]	42,900	42,897
ExxonMobil Corp. 0.14% due 3/17/2015	50,000	49,997
AMCAP Fund — Page 4 of 5

Short-term securities	Principal amount (000)	Value (000)
Fannie Mae 0.09%–0.20% due 3/2/2015–12/1/2015	$1,060,775	$1,060,602
Federal Farm Credit Banks 0.11%–0.19% due 3/4/2015–8/20/2015	265,000	264,963
Federal Home Loan Bank 0.04%–0.20% due 3/4/2015–11/30/2015	2,164,318	2,163,737
Freddie Mac 0.06%–0.19% due 3/23/2015–11/23/2015	919,325	919,112
General Electric Capital Corp. 0.20%–0.30% due 5/13/2015–9/22/2015	125,000	124,914
Google Inc. 0.11%–0.12% due 3/4/2015–4/16/2015[4]	64,100	64,098
Jupiter Securitization Co., LLC 0.25%–0.27% due 3/26/2015–8/13/2015[4]	75,000	74,960
Microsoft Corp. 0.12% due 3/18/2015[4]	59,000	58,998
Paccar Financial Corp. 0.15% due 4/13/2015	20,100	20,096
PepsiCo Inc. 0.10% due 3/19/2015[4]	50,000	49,998
Pfizer Inc 0.11% due 5/7/2015[4]	50,000	49,991
Precision Castparts Corp. 0.10%–0.12% due 4/14/2015–7/2/2015[4]	69,900	69,867
Private Export Funding Corp. 0.15% due 3/3/2015[4]	21,100	21,100
Procter & Gamble Co. 0.11% due 5/19/2015[4]	80,000	79,983
U.S. Treasury Bills 0.10%–0.18% due 6/25/2015–12/10/2015	213,100	213,034
Walt Disney Co. 0.12% due 3/20/2015–3/25/2015[4]	60,400	60,397
Total short-term securities (cost: $5,947,175,000)		5,947,940
Total investment securities 100.15% (cost: $33,014,202,000)		46,630,206
Other assets less liabilities (0.15)%		(70,230)
Net assets 100.00%		$46,559,976
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Forward currency contracts

The fund has entered into a forward currency contract as shown in the following table. The average notional amount of open forward currency contracts was $3,201,000 over the prior two-month period.
	Settlement date	Counterparty	Contract amount		Unrealized appreciation at 2/28/2015 (000)
			Receive (000)	Deliver (000)
Sales:
Canadian dollars	4/13/2015	Bank of America, N.A.	$2,778	C$3,301	$139

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $145,253,000, which represented .31% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjustedas a result of significant market movements following the close of local trading.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,031,498,000, which represented 2.22% of the net assets of the fund.

Key to abbreviation and symbol
ADR = American Depositary Receipts
C$ = Canadian dollars
MFGEFPX-002-0415O-S42191	AMCAP Fund — Page 5 of 5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

AMCAP Fund:

We have audited the accompanying statement of assets and liabilities of AMCAP Fund (the “Fund”), including the summary schedule of investments, as of February 28, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of February 28, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities. Our procedures included confirmation of securities owned as of February 28, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of AMCAP Fund as of February 28, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

April 8, 2015

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment

Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in our internal control over financial reporting during the quarter ended February 28, 2015, which were identified in connection with management's evaluation required by paragraph (d) of Rule 13a-15 and 15d-15 under the Exchange Act, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting, other than as provided below.

Effective November 10, 2014, the AMCAP Fund’s investment adviser implemented a new accounting system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the AMCAP Fund’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMCAP FUND

By /s/ Claudia P. Huntington
Claudia P. Huntington, Vice Chairman and Principal Executive Officer

Date: April 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Claudia P. Huntington
Claudia P. Huntington, Vice Chairman and Principal Executive Officer

Date: April 30, 2015

By /s/ Ari M. Vinocor
Ari M. Vinocor, Treasurer and Principal Financial Officer

Date: April 30, 2015